SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of May 18, 2006

Series	Classes

Non-Money Market Funds

JPMorgan Arizona Municipal Bond Fund	A, B, C, Select

JPMorgan Core Bond Fund	A, B, C, Select, Ultra, R

JPMorgan Core Plus Bond Fund	A, B, C, Select, Ultra

JPMorgan Intrepid Mid Cap Fund	A, B, C, Select, Ultra

JPMorgan Diversified Mid Cap Growth Fund	A, B, C, Select, Ultra

JPMorgan Diversified Mid Cap Value Fund	A, B, C, Select, Ultra

JPMorgan Equity Income Fund	A, B, C, Select

JPMorgan Equity Index Fund	A, B, C, Select

JPMorgan Government Bond Fund	A, B, C, Select, Ultra

JPMorgan High Yield Bond Fund	A, B, C, Select, Ultra, R

JPMorgan Intermediate Bond Fund	A, B, C, Select, Ultra

JPMorgan International Equity Index Fund	A, B, C, Select

JPMorgan Investor Balanced Fund	A, B, C, Select

JPMorgan Investor Conservative Growth Fund	A, B, C, Select

JPMorgan Investor Growth Fund	A, B, C, Select

JPMorgan Investor Growth & Income Fund	A, B, C, Select

JPMorgan Kentucky Municipal Bond Fund	A, B, C, Select

SCHEDULE B

SERIES AND CLASSES

As of May 18, 2006

Series	Classes

JPMorgan Large Cap Growth Fund	A, B, C, Select, Ultra

JPMorgan Large Cap Value Fund	A, B, C, Select, Ultra, R

JPMorgan Louisiana Municipal Bond Fund	A, B, C, Select

JPMorgan Market Expansion Index Fund	A, B, C, Select

JPMorgan Michigan Municipal Bond Fund	A, B, C, Select

JPMorgan Mortgage-Backed Securities Fund	A, Select, Ultra

JPMorgan Multi-Cap Market Neutral Fund	A, B, C, Select

JPMorgan Municipal Income Fund	A, B, C, Select

JPMorgan Ohio Municipal Bond Fund	A, B, C, Select

JPMorgan Short Duration Bond Fund	A, B, C, Select, Ultra

JPMorgan Short Term Municipal Bond Fund	A, B, C, Select

JPMorgan Small Cap Growth Fund	A, B, C, Select, Institutional

JPMorgan Small Cap Value Fund	A, B, C, Select, Ultra, R

JPMorgan Tax Free Bond Fund	A, B, C, Select

JPMorgan Technology Fund (to be deleted upon liquidation)	A, B, C, Select

JPMorgan Treasury & Agency Fund	A, B, C, Select

JPMorgan Ultra Short Term Bond Fund (to be renamed JPMorgan Ultra Short Duration Bond Fund as of 7/1/06)	A, B, C, Select, Ultra

SCHEDULE B

SERIES AND CLASSES

As of May 18, 2006

Series	Classes

JPMorgan U.S. Real Estate Fund	A, B, C, Select, R

JPMorgan West Virginia Municipal Bond Fund	A, B, C, Select

Money Market Funds

JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service
JPMorgan Michigan Municipal Money
Market Fund	Premier, Morgan, Reserve

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Service, E*TRADE

JPMorgan Ohio Municipal Money Market Fund	Premier, Morgan, Reserve

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C